EXHIBIT 10.13

                                     FORM OF

                         STOCK ASSIGNMENT AND AGREEMENT


1.0      INTRODUCTION

This stock assignment and agreement is made on 14 Jul 2006 by and between Teeka Tan Inc. ("TEEKA TAN"), represented by Brian S. John, President, and having offices at 5499 N. Federal Hwy, Suite D, Boca Raton, FL 33487, NS SHARK DEFENSE, represented by ERIC M. STROUD, Principal Investigator, PO Box 2593, Oak Ridge, NJ 07438.

This agreement establishes an exchange of shares of TEEKA TAN stock with "piggyback" registration rights for scientific and intellectual property services related to the development of a shark-repellent sunscreen formulation, herein defined as "Phase 2".


2.0      DESCRIPTION OF PHASE 2 ACTIVITIES

"Phase 2" describes a period if continued research, development, testing, and collaboration between TEEKA TAN and Shark Defense LLC. Phase 2 is subsequent to the "Phase 1" activities as described in the previous "Research Agreement" executed by and between TEEKA TAN and SHARKDEFENSE on 02MAY2006.


2.1      SCOPE

The scope of Phase 2 is limited to the following activities:

     1. The preparation and filing of a US Provisional Patent Application for a shark repellent-sunscreen formulation in the name of Teeka Tan Products, Inc;

     2. Implementation of a rigorous experimental design to evaluate the formulation using lemon sharks;

     3. Modification and improvement of the experimental design to represent "real-world" conditions;

     4. Preparation of a detailed summary report for the experiment, including statistical analyses and a conclusion;

     5. Improvement of the sunscreen formulation for optimal dispersion, SPF retention, and safety; and,

     6.  Technical support.

The Bimini Biological Field Station is not a party to this research agreement and is excluded from the scope of this agreement.

The Oak Ridge Shark Laboratory is not a party to this research agreement and is excluded from the scope of this agreement.


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Members of the "research team" who are not described by name in this agreement are not a party to this research agreement and are excluded from the scope of this agreement.


2.2      PROJECT RESPONSIBILITIES

TEEKA TAN is responsible for the following activities:

     1. Supplying SHARKDEFENSE with personal sunscreen formulations as required; and,

     2. Allocation of shares of TKAT stock to SHARK DEFENSE and to include such shares in Teeka Tan's upcoming Registration.

SHARKDEFENSE IS responsible for the following activities:

     1.  Executing and improving the experimental design;

     2. Adding semiochemical shark repellents to TEEKA TAN'S sunscreen formulations;

     3. Assigning an unbiased and qualified research team to conduct the experiment;

     4.  Managing the research team;

     5.  Ensuring the safety of the research team conducting the experiment;

     6.  Securing the test location(s);

     7.  Ensuring that sharks are handled and tested humanely and safely;

     8. Contracting sunscreen formulation experts to improve the efficacy of the cosmetic vehicle;

     9.  Preparing and filing one or more US Provisional Patent Applications;

     10. Reporting results to TEEKA TAN;

     11. Preparing a summary report at the conclusion of the study; and,

     12. Providing technical support to TEEKA TAN as required.

The research team will primarily work with lemon sharks (N. brevirostris), an aggressive species. Attempts will be made to include blacktip sharks (C. limbatus), bull sharks (C. leucas), and great hammerhead sharks (S. mokarran), as availability permits.


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2.3      STOCK CONSIDERATION

In consideration for the activities outlined in the Project Responsibilities section of this agreement, TEEKA TAN will provide the following TKAT stock:

         RECIPIENT                   QUANTITY OF REGISTERED TKAT SHARES
         ---------                   ----------------------------------

         Shark Defense                         500,000 Shares

The aforementioned will sell their shares for the purposes of satisfying Phase 2 project costs, particularly for equipment, travel, stipends, and external consultants and to file the provisional patent.


2.4      RESULTS OF RESEARCH

SHARKDEFENSE will provide TEEKA TAN will the results of all research conducted during Phase 2.


2.5      PRESS AND MEDIA EXPOSURE

During the duration of this research project, announcements to the press, newspapers, film crews, documentary teams, magazines, online publications, scientific journals, or other communication media about this research project will not occur unless SHARKDEFENSE and TEEKA TAN mutually agree to do so.


3.0      TERMS OF ENGAGEMENT

Following the execution of this agreement, TEEKA TAN agrees to provide the stock specified in the Stock Consideration section of this agreement within 30 days to Shark Defense.


4.0      REVISIONS AND CHANGES

This research agreement may not be amended, changed, or otherwise modified without the mutual agreement of ERIC M. STROUD and TEEKA TAN.


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                         STOCK ASSIGNMENT AND AGREEMENT


5.0      ACCEPTANCE

If the aforementioned research agreement is acceptable, please indicate acceptance by signing, dating, and printing your name below:

Agreed,


TEEKA TAN INC.:



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Signature                               Date



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Print name and title



SHARK DEFENSE:



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Signature                               Date



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Print name and title



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